Deferred revenue	9 Months Ended
Sep. 30, 2023
Contract liabilities [abstract]
Deferred revenue	Deferred revenue
On March 28, 2023 the Company signed a definitive agreement for a global lithium-ion battery recycling partnership with a leading global provider of industrial trucks and supply chain solutions. As part of the agreement, the Company received 5 million Euros in reservation fee for future battery recycling services. The deferred revenue will be recognized in revenue as the services are provided.

As at	September 30, 2023	December 31, 2022
Balance, beginning of the period	$—	$—
Additions	5.4	—
Foreign exchange loss	(0.1)	—
Balance, end of the period	$5.3	$—